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                                                                          1

 As filed with the Securities and Exchange Commission on January 17, 2001

                        Registration No. __________
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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


            --------------------------------------------------
                                 FORM S-8

                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933
            --------------------------------------------------


                   NETWORK ACCESS SOLUTIONS CORPORATION
          (Exact name of registrant as specified in its charter)


                 Delaware                              54-1738938
      (State or other jurisdiction of               (I.R.S. Employer
      Incorporation or organization)               Identification No.)


       13650 Dulles Technology Drive
             Herndon, Virginia                            20171
 (Address of principal executive offices)              (Zip Code)


            --------------------------------------------------
              1998 STOCK INCENTIVE PLAN -- ADDITIONAL SHARES
                     2000 EMPLOYEE STOCK PURCHASE PLAN
                          (Full titles of plans)
            --------------------------------------------------

        Name, address and telephone                     Copy to:
       number of agent for service:
        WORTH D. MACMURRAY, ESQUIRE            SYLVIA M. MAHAFFEY, ESQUIRE
   Network Access Solutions Corporation               Shaw Pittman
       13650 Dulles Technology Drive               2300 N Street, N.W.
            Herndon, VA  20171                    Washington, DC  20037
              (703) 793-5109                         (202) 663-8027


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                                                                          2
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                      CALCULATION OF REGISTRATION FEE
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              |             | Proposed   |    Proposed     |
  Title of    |  Amount to  |  Maximum   |     Maximum     |   Amount of
 Securities   |     be      | Offering   |    Aggregate    | Registration
    to be     | Registered  | Price per  | Offering Price  |    Fee (2)
 Registered   |     (1)     | Share (2)  |       (2)       |
===========================================================================
   Common     |             |            |                 |
   Stock,     |             |            |                 |
 $0.001 par   |  2,500,000  |    N/A     |   $2,150,000    |    $651.52
    value     |             |            |                 |
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(1)  Of the shares of Common Stock being registered hereunder, (i)
     2,000,000 additional shares are reserved for issuance pursuant to the 1998 Stock Incentive Plan (the "Option Plan"); and (ii) an aggregate of 500,000 shares are reserved for issuance pursuant to the 2000 Employee Stock Purchase Plan (the "Purchase Plan"). In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of additional shares of Common Stock as may become available for issuance pursuant to the foregoing plans in the event of certain changes in outstanding shares, including reorganizations, recapitalizations, stock splits, stock dividends and reverse stock splits.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h). The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the high and low prices of Network Access Solutions Corporation Common Stock reported on the Nasdaq National Market for the five-day period ending January 12, 2001 (i.e. $.86 per share).



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                                                                          3
                                  PART I

           INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     Not required to be included in this Form S-8 Registration Statement pursuant to introductory Note to Part I of Form S-8.


                                  PART II

            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents which have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     (a) Prospectus filed pursuant to Rule 424(b) on June 4, 1999 and Quarterly Report on Form 10-Q for the quarter ended June 30, 1999;

     (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), since the end of the fiscal year covered by the documents referred to in (a) above; and

     (c) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

Item 4. Description of Securities.

     Not applicable.

Item 5. Interests of Named Experts and Counsel.

     None.

Item 6. Indemnification of Directors and Officers.

     As permitted by the Delaware General Corporation Law, Article Tenth of the Registrant's Amended and Restated Certificate of Incorporation (the "Certificate") provides for indemnification of directors and officers of the Registrant, as follows:

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                                                                          4
     The Registrant shall, to the fullest extent permitted by Section
     145 of the Delaware General Corporation Law, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Registrant, or is or was serving, or had agreed to serve, at the request of the Registrant, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses
     (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

     Also, the Registrant's By-Laws contain indemnification procedures that implement the indemnification provisions of the Amended and Restated Certificate of Incorporation. The Delaware General Corporation Law permits a corporation to indemnify its directors and officers, among others, against judgments, fines, settlements and reasonable expenses actually incurred by them in connection with any proceedings to which they may be a party by reason of their service in those or other capacities, if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Registrant, and with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

     As permitted by the Delaware General Corporation Law, Article Ninth of the Registrant's Amended and Restated Certificate of Incorporation provides for limitation of liability of directors of the Registrant, as follows:

     A director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant of its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

Item 7. Exemption from Registration Claimed.

     Not applicable.


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                                                                          5
Item 8. Exhibits.

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
4.1 * Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (No. 333-74679), as amended)

4.2 *     Amended and Restated By-Laws (incorporated by reference from
          Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (No. 333-74679), as amended)

4.3       1998 Stock Incentive Plan, as amended

4.4       2000 Employee Stock Purchase Plan, as amended

5.1 Opinion of Shaw Pittman, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under each of the Plans

23.1      Consent of Independent Auditors

23.2      Consent of Counsel (contained in Exhibit 5.1)

24        Power of Attorney (included on Signature Page)
_______________
*  Incorporated by reference.

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                                                                          6
Item 9. Undertakings.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     Paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) To submit the plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner, and to make all changes required by the IRS in order to qualify the plan.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


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                                                                          7
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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                                                                          8
                                SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, on the 17th day of January, 2001.

                                   NETWORK ACCESS SOLUTIONS CORPORATION

                                   By:  /s/  Jonathan P. Aust
                                      ---------------------------------
                                        Jonathan P. Aust
                                        Chief Executive Officer and
                                        Chairman of the Board of Directors

                            POWERS OF ATTORNEY
     Each person whose signature appears below constitutes and appoints Jonathan P. Aust as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the date indicated.

        Signature                  Title                          Date
        ---------                  -----                          ----

  /s/  JONATHAN P. AUST       Chief Executive Officer and     Jan. 17, 2001
---------------------------   Chairman of the Board of Directors
    Jonathan P. Aust          (Principal Executive Officer)
                              and a Director

/s/  SCOTT G. YANCEY, JR.     Chief Financial Officer         Jan. 17, 2001
---------------------------   (Principal Financial and
  Scott G. Yancey, Jr.        Accounting Officer)


/s/  NICHOLAS J. WILLIAMS     President and                   Jan. 17, 2001
---------------------------   Chief Operating Officer
  Nicholas J. Williams        and a Director


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                                                                          9
        Signature                  Title                          Date
        ---------                  -----                          ----

 /s/ BRION B. APPLEGATE       Director                        Jan. 17, 2001
---------------------------
   Brion B. Applegate


 /s/ ROBERT A. NICHOLSON      Director                        Jan. 17, 2001
---------------------------
   Robert A. Nicholson


  /s/ DENNIS R. PATRICK       Director                        Jan. 17, 2001
---------------------------
    Dennis R. Patrick

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                                                                         10
                               EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
4.1 * Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (No. 333-74679), as amended)

4.2 *     Amended and Restated By-Laws (incorporated by reference from
          Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (No. 333-74679), as amended)

4.3       1998 Stock Incentive Plan, as amended

4.4       2000 Employee Stock Purchase Plan, as amended

5.1 Opinion of Shaw Pittman, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under each of the Plans

23.1      Consent of Independent Auditors

23.2      Consent of Counsel (contained in Exhibit 5.1)

24        Power of Attorney (included on Signature Page)

_______________
*  Incorporated by reference.